UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 10, 2014 (December 4, 2014)

Ener-Core, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9400 Toledo Way Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	949-616-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective December 4, 2014, the registrant dismissed Kelly & Company (“Kelly & Co.”) as its independent auditor.  The audit reports of Kelly & Co. on the registrant’s financial statements for the years ended December 31, 2012 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for explanatory paragraphs indicating that there was substantial doubt as to the registrant’s ability to continue as a going concern.

From its engagement through the date of the filing of this report, there were: (i) no disagreements between the registrant and Kelly & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kelly & Co., would have caused Kelly & Co. to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On December 8, 2014, the registrant engaged SingerLewak LLP (“SingerLewak”) as its independent registered accounting firm.  During its most recent fiscal year ended December 31, 2013 and the subsequent interim period through the engagement of SingerLewak on December 8, 2014, the registrant did not consult with SingerLewak on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and SingerLewak did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The termination of Kelly & Co. and engagement of SingerLewak as the registrant’s auditors were approved by the registrant’s board of directors.

The registrant provided Kelly & Co. a copy of the disclosures contained herein and requested that Kelly & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Kelly & Co. agrees with the statements in this Item 4.01.  A copy of the letter dated December 9, 2014, furnished by Kelly & Co. in response to such request, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
16.1	Letter from Kelly & Co. Inc. dated December 9, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENER-CORE, INC.
Date:	December 10, 2014	(Registrant)

		By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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